SUPPLEMENT DATED DECEMBER 12, 2011

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT LATITUDE AND NEW YORK KEYPORT CHARTER

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA, NEW YORK KEYPORT VISTA,
NEW YORK KEYPORT ADVISOR OPTIMA, NEW YORK KEYPORT ADVISOR CHARTER,
AND NEW YORK KEYPORT ADVISOR VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information about the Invesco V.I. Capital Appreciation Fund that is available under your Contract.

The Board of Trustees of the AIM Variable Insurance Fund (Invesco Variable Insurance Fund) approved a proposal to reorganize the Invesco V.I. Capital Appreciation Fund with and into the Invesco Van Kampen V.I. Capital Growth Fund.

The reorganization is subject to certain conditions, including approval by shareholders of the Invesco V.I. Capital Appreciation Fund. A combined proxy statement/prospectus will be sent to shareholders of the Invesco V.I. Capital Appreciation Fund to seek their approval of the reorganization. It is currently anticipated that a shareholder meeting regarding the reorganization will be held in or around April, 2012.

If shareholders approve the proposal relating to the reorganization, shortly after shareholder approval, all of the assets of the Invesco V.I. Capital Appreciation Fund will be transferred to the Invesco Van Kampen V.I. Capital Growth Fund. Shareholders of the Invesco V.I. Capital Appreciation Fund will receive shares of the Invesco Van Kampen V.I. Capital Growth Fund in exchange for their shares of the Invesco V.I. Capital Appreciation Fund.

Please retain this supplement with your prospectus for future reference.

Keyport (NY) 12/2011